UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRATEGIC INTERNATIONAL EQUITY FUND	Annual Report October 31, 2007

Long-term growth potential through investments in equity markets located around the world.

Goldman Sachs Strategic International Equity Fund
TABLE OF CONTENTS

Investment Process	1
Letter to Shareholders and Performance Summary	2
Schedule of Investments	6
Financial Statements	9
Notes to the Financial Statements	12
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Other Information	27
INVESTMENT RISKS

The Strategic International Equity Fund invests in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
What Differentiates Goldman Sachs Asset
Management’s International Equity Investment Process?
Goldman Sachs’ International Equity strategy is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore focusing on long-term business and management quality

■  Analysts collaborate regularly to leverage regional and industry-specific research and insights

■  Global perspective is informed by local market expertise

■  A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■  Team of experienced portfolio managers are regionally aligned and have sector expertise

■  Team leverages the research of the approximately 48 regional investment professionals

■  Decision making process is informed by active participation in the global research process

■  Security selections are aligned with level of investment conviction

■  Risk monitoring considers whether investment and other risks to the Fund are intended and justified

■  Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Fund

               International equity portfolios that strive to offer:

                        ■ Access to markets across the world

                        ■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS
Strategic International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Strategic International Equity Fund during the period from June 25, 2007 through October 31, 2007.
  Performance Review

The Goldman Sachs Strategic International Equity Fund (the “Fund”) first began operations as the AXA Enterprise International Growth Fund (the “Predecessor Fund”). On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. As part of the reorganization, the Predecessor Fund changed its investment adviser to Goldman Sachs Asset Management International. From November 1, 2006 through June 22, 2007, the Predecessor Fund’s Class A, B, C and Y Shares generated cumulative total returns, without sales charges, of 33.97%, 33.45%, 33.46% and 34.33%, respectively.* These returns compared to the 17.35% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged, with dividends reinvested), over the same time period. After the reorganization, for the period from June 25, 2007 through October 31, 2007, the Goldman Sachs Strategic International Equity Fund’s Class A, B, C and Institutional Shares (the Predecessor Fund’s Class Y Shares were reorganized into the Goldman Sachs Strategic International Equity Fund’s Institutional Shares as part of the reorganization) generated cumulative total returns of 11.73%, 11.40%, 11.42% and 11.92%, respectively. These returns compared to the 6.89% cumulative total return of the Fund’s benchmark over the same time period. In addition, on June 25, 2007, the Fund launched a Service Class which generated a since inception cumulative total return of 11.68%, compared to the 6.89% cumulative total return of the Fund’s benchmark over the same time period.

Strong stock selection within the Brazilian Materials sector and European Telecommunications Services sector were the leading contributors to the Fund’s relative performance during the reporting period. Our overall underweight in the Financials sector also contributed positively to relative performance as the sector suffered due to concerns surrounding the subprime mortgage market and credit markets. Strong performance was somewhat mitigated by weak stock selection within the Canadian Industrials sector, where the Fund’s holdings detracted from relative performance.
  Market Review

Concerns over liquidity, the subprime mortgage market, the credit markets and significant deleveraging dominated the market for most of the period. However, a larger-than-expected rate cut by the Federal Reserve Board in September helped ease concerns and the global equity markets traded relatively well during October with the S&P 500 and Dow Jones Industrials indices reaching record highs. Continued strength within the emerging markets, which were less impacted by the wider market concerns, also helped to boost the global equity markets throughout the period. Emerging markets outperformed their developed market counterparts, due to rising commodity prices and continued strength in China, in particular Chinese

*	Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

PORTFOLIO RESULTS

financial stocks. The Japanese market was one of the weakest markets during the period, affected not only by the wider subprime and credit market concerns, but also by the Japanese yen pulling back against other major currencies. The European market, while being impacted by the subprime and credit market concerns, was relatively resilient during this time of significant volatility. Overall, the region was boosted by strong second quarter earnings announcements by European companies and liquidity injections by several central banks.
  Portfolio Composition

Throughout the reporting period, we continued to focus on high quality companies that we believe have strong franchises and excellent management teams that can demonstrate long-term earnings power. We believe these types of organizations have the potential to perform well across the market cycle when purchased at attractive prices. Stock selection has led to overweight positions in the Health Care, Materials and Telecommunication Services sectors and underweight positions in the Consumer Discretionary, Financials and Utilities sectors.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced performance, including the following:

■	Companhia Vale do Rio Doce — Companhia Vale do Rio Doce, a global diversified mining company based in Brazil, was the leading positive contributor to performance during the reporting period. Its stock rose sharply due to higher iron-ore prices.

■	Tele2 — Tele2, a Scandinavian fixed-line, mobile phone, cable and Internet provider, significantly contributed to performance. The company continues to restructure its business model by reducing its exposure to the low margin fixed-line business. It is also selling off its unprofitable businesses in the Benelux region and in Southern Europe. At the same time, Tele2 is building its market share in the Baltic and Russian markets.

■	Esprit Holdings Ltd. — Esprit, a Hong Kong apparel retailer, was also a positive contributor to performance. The company’s stock rose, in part, because of its continued growth in worldwide sales. In particular, Esprit’s expansion in Europe increased its profit margins to a large extent because of the significant appreciation of the euro against the Hong Kong dollar. This currency activity helped the firm’s sales, of which approximately 80% are conducted in euros. Furthermore, we believe the performance of Esprit is indicative of the retailer’s focus on growing its brand as it continues to open stores successfully in new European markets and in Asia.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs London Active Equity Team

London, November 16, 2007

FUND BASICS
Strategic International Equity Fund
as of October 31, 2007
PERFORMANCE REVIEW

June 25, 2007–October 31, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]

Class A	11.73%	6.89%
Class B	11.40	6.89
Class C	11.42	6.89
Institutional	11.92	6.89
Service	11.68	6.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/07	Since Inception	Inception Date

Class A	0.68%	6/25/07
Class B	1.26	6/25/07
Class C	5.26	6/25/07
Institutional	6.60	6/25/07
Service	6.45	6/25/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.65%
Class B	2.20	2.40
Class C	2.20	2.40
Institutional	1.05	1.25
Service	1.55	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 HOLDINGS AS OF 10/31/07[5]

Holding	% of Net Assets	Line of Business

BHP Billiton Ltd.	2.3%	Materials
Deutsche Telekom AG	2.1	Telecommunication Services
Tesco PLC	2.1	Food & Staples Retailing
Vodafone Group PLC	2.0	Telecommunication Services
Nestle SA (Registered)	1.9	Food, Beverage & Tobacco
OAO Gazprom ADR	1.8	Energy
UniCredito Italiano SpA	1.8	Banks
Allianz SE (Registered)	1.7	Insurance
Prudential PLC	1.7	Insurance
China Mobile Ltd.	1.7	Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
PERFORMANCE SUMMARY
The Fund was created as a result of a merger with a fund advised by another Investment Adviser. The inception date for the Surviving Fund is June 25, 2007; therefore, performance for previous periods during which the Predecessor Fund was advised by another Investment Adviser is not shown.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Schedule of Investments
October 31, 2007

Shares	Description	Value
Common Stocks – 97.3%

Australia – 4.5%
281,836	Alumina Ltd. (Materials)	$1,771,159
105,360	BHP Billiton Ltd. (Materials)	4,587,872
29,626	Macquarie Group Ltd.* (Diversified Financials)	2,366,106

		8,725,137

Belgium – 1.2%
25,152	InBev NV (Food, Beverage & Tobacco)	2,380,570

Brazil – 3.0%
75,999	Companhia Vale do Rio Doce ADR (Materials)	2,863,642
18,924	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)	2,990,749

		5,854,391

Cyprus – 2.0%
99,644	Bank of Cyprus Public Co. Ltd. (Banks)	1,945,174
107,112	ProSafe SE (Energy)	1,908,729

		3,853,903

Denmark – 0.9%
14,729	Novo-Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,835,653

France – 8.7%
42,908	Carrefour SA (Food & Staples Retailing)	3,100,577
30,366	Ipsen (Pharmaceuticals, Biotechnology & Life Sciences)	1,732,399
13,422	Lafarge SA (Materials)	2,194,056
37,580	Sanofi-Aventis (Pharmaceuticals, Biotechnology & Life Sciences)	3,305,706
14,817	Technip SA (Energy)	1,331,877
16,466	UBISOFT Entertainment* (Software & Services)	1,357,517
3,564	Vallourec (Capital Goods)	1,037,845
33,336	Veolia Environnement (Utilities)	2,984,534

		17,044,511

Germany – 11.8%
15,229	Allianz SE (Registered) (Insurance)	3,429,260
22,277	Bayerische Motoren Werke AG (Automobiles & Components)	1,490,817
20,998	Bilfinger Berger AG (Capital Goods)	1,872,323
24,600	Daimler AG (Automobiles & Components)	2,691,306
196,555	Deutsche Telekom AG (Telecommunication Services)	4,035,365
19,441	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	2,432,874
19,912	Rheinmetall AG (Capital Goods)	1,776,985
43,141	SAP AG (Software & Services)	2,332,787
23,140	Siemens AG (Registered) (Capital Goods)	3,137,709

		23,199,426

Hong Kong – 5.5%
160,500	China Mobile Ltd. (Telecommunication Services)	3,318,092
159,800	Esprit Holdings Ltd. (Retailing)	2,668,870
128,000	Sun Hung Kai Properties Ltd.(a) (Real Estate)	2,446,202
171,000	Swire Pacific Ltd. Class A (Real Estate)	2,442,200

		10,875,364

India – 1.0%
112,864	Indiabulls Financial Services Ltd. GDR (a) (Diversified Financials)	1,975,152

Italy – 5.8%
40,398	Banca Popolare di Milano Scarl (Banks)	636,472
78,898	ENI SpA (Energy)	2,880,826
59,251	Geox SpA (Consumer Durables & Apparel)	1,420,861
92,351	Mediobanca SpA(b) (Diversified Financials)	2,196,139
137,880	Safilo Group SpA (Consumer Durables & Apparel)	586,422
417,429	UniCredito Italiano SpA (Banks)	3,590,916

		11,311,636

Japan – 14.1%
172,000	Asahi Glass Co. Ltd. (Capital Goods)	2,368,739
195,000	Hitachi Metals Ltd. (Materials)	2,529,636
36,500	JFE Holdings, Inc. (Materials)	2,136,653
76,200	Komatsu Ltd. (Capital Goods)	2,554,731
104,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,117,741
95,000	Mitsui & Co. Ltd. (Capital Goods)	2,464,116
168,000	Nomura Holdings, Inc. (Diversified Financials)	2,993,631
147,100	Sumitomo Electric Industries Ltd. (Capital Goods)	2,381,590
36,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,267,461
294,000	Toshiba Corp. (Technology Hardware & Equipment)	2,489,674
623,000	Ube Industries Ltd. (Japan) (Materials)	2,237,023

		27,540,995

Luxembourg – 0.6%
10,500	Millicom International Cellular SA* (Telecommunication Services)	1,195,397

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Mexico – 1.4%
655,384	Wal-Mart de Mexico SAB. de CV Series V (Food & Staples Retailing)	$2,661,489

Netherlands – 2.4%
154,720	Aegon NV (Insurance)	3,207,381
18,242	Akzo Nobel NV (Materials)	1,470,289

		4,677,670

Norway – 2.0%
52,846	Aker Kvaerner ASA (Energy)	1,853,368
4,667	Schibsted ASA (Media)	265,880
80,196	Telenor ASA* (Telecommunication Services)	1,888,253

		4,007,501

Russia – 3.2%
71,894	OAO Gazprom ADR (Energy)	3,612,673
5,449	Sberbank GDR* (Banks)	2,679,724

		6,292,397

Singapore – 2.0%
359,000	Cosco Corp. (Singapore) Ltd. (Transportation)	1,949,655
124,000	DBS Group Holdings Ltd. (Banks)	1,940,821

		3,890,476

South Africa – 1.2%
192,713	Massmart Holdings Ltd. (Food & Staples Retailing)	2,417,422

South Korea – 1.1%
27,440	Kookmin Bank ADR (Banks)	2,241,574

Spain – 2.7%
121,916	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,085,336
76,499	Indra Sistemas SA (Software & Services)	2,225,520

		5,310,856

Sweden – 1.3%
105,476	Tele2 AB Class B (Telecommunication Services)	2,491,260

Switzerland – 5.8%
74,895	ABB Ltd. (Registered) (Capital Goods)	2,264,105
7,945	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,669,652
15,395	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,629,515
58,851	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,008,289
25,981	Xstrata PLC (Materials)	1,873,378

		11,444,939

Taiwan – 1.4%
249,242	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,654,427

United Kingdom – 13.7%
37,700	Anglo American PLC (Materials)	2,622,332
217,580	Bodycote International PLC (Capital Goods)	1,332,472
267,485	Cobham PLC (Capital Goods)	1,174,654
120,731	CSR PLC* (Semiconductors & Semiconductor Equipment)	1,628,301
154,633	Invesco PLC(a) (Diversified Financials)	2,366,953
150,637	Minerva PLC* (Real Estate)	573,653
523,057	Old Mutual PLC (Insurance)	2,007,720
203,577	Prudential PLC (Insurance)	3,325,727
147,189	Reuters Group PLC (Media)	2,029,344
73,552	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,842,341
396,202	Tesco PLC (Food & Staples Retailing)	4,030,411
987,262	Vodafone Group PLC (Telecommunication Services)	3,890,343

		26,824,251

TOTAL COMMON STOCKS
(Cost $178,284,382)		$190,706,397

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.3%

JPMorgan Chase Euro — Time Deposit
$6,465,570	5.252%	11/01/07	$6,465,570
(Cost $6,465,570)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $184,749,952)			$197,171,967

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
October 31, 2007

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 0.7%

Boston Global Investment Trust – Enhanced Portfolio
1,342,050	5.300%	$1,342,050
(Cost $1,342,050)

TOTAL INVESTMENTS 101.3%
(Cost $186,092,002)		$198,514,017

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3%)		(2,498,856)

NET ASSETS – 100.0%		$196,015,161

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,788,307, which represents approximately 3.4% of net assets as of October 31, 2007.

(b)	All or a portion of security is on loan.

(c)	Variable Rate Security. Interest Rate disclosed is that which is in effect at October 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	2.1%
Banks	9.7
Capital Goods	11.4
Consumer Durables & Apparel	1.0
Diversified Financials	6.1
Energy	5.9
Food & Staples Retailing	6.2
Food, Beverage & Tobacco	3.1
Insurance	6.1
Materials	12.4
Media	1.2
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Real Estate	4.4
Retailing	1.4
Semiconductors & Semiconductor Equipment	2.7
Short-term Investments#	4.0
Software & Services	3.0
Technology Hardware & Equipment	1.3
Telecommunication Services	8.6
Transportation	1.0
Utilities	1.5

TOTAL INVESTMENTS	101.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
October 31, 2007

Assets:

Investment in securities, at value (identified cost $184,749,952)(a)	$197,171,967
Securities lending collateral, at value which equals cost	1,342,050
Cash	—
Due from Custodian	1,540,484
Foreign currency, at value (identified cost $146,704)	147,462
Receivables:
Investment securities sold, at value	1,269,794
Dividends and interest, at value	161,630
Fund shares sold	1,010,342
Securities lending income	1,963
Foreign tax reclaims, at value	39,322

Total assets	202,685,014

Liabilities:

Payables:
Investment securities purchased, at value	4,151,181
Payable upon return of securities loaned	1,342,050
Fund shares repurchased	693,139
Amounts owed to affiliates	258,749
Accrued expenses and other liabilities	224,734

Total liabilities	6,669,853

Net Assets:

Paid-in capital	115,768,959
Accumulated undistributed net investment income	21,695
Accumulated net realized gain on investments and foreign currency related transactions	67,802,385
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	12,422,122

NET ASSETS	$196,015,161

Net Assets:
Class A	$101,641,288
Class B	31,880,778
Class C	34,983,789
Institutional	27,498,108
Service	11,198

Shares outstanding:
Class A	3,642,578
Class B	1,217,611
Class C	1,327,455
Institutional	960,172
Service	392

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	7,148,208

Net asset value, offering and redemption price per share:(b)
Class A	$27.90
Class B	26.18
Class C	26.35
Institutional	28.64
Service	28.58

(a)	Includes loaned securities having market value of $1,318,073.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $29.52. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Statement of Operations
For the Year Ended October 31, 2007

Investment Income:

Dividends(a)	$2,877,340
Interest (including securities lending income of $55,638)	272,962

Total investment income	3,150,302

Expenses:

Management fees	1,653,130
Distribution and Service fees(b)	1,056,764
Transfer Agent fees(c)	534,531
Registration fees	184,837
Custody and accounting fees	80,245
Administration fees	74,385
Printing fees	122,292
Professional fees	66,098
Expense limitation — recoupment fees	52,035
Trustee fees	26,955
Service share fees — Service Plan	9
Service share fees — Shareholder Administration Plan	9
Other	92,745

Total expenses	3,944,035

Less:
Expense reductions	(261,343)
Fees paid indirectly	(35,261)

Net expenses	3,647,431

NET INVESTMENT LOSS	(497,129)

Realized and unrealized gain (loss) on investment and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	76,067,703
Foreign currency related transactions	(306,097)
Net change in unrealized gain (loss) on:
Investments	1,740,097
Translation of assets and liabilities denominated in foreign currencies	(1,441)

Net realized and unrealized gain on investments and foreign currency related transactions:	77,500,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,003,133

(a)	Foreign taxes withheld on dividends were $270,051.
(b)	Class A, Class B and Class C had Distribution and Service fees of $359,421, $311,364 and $385,979, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $259,952, $85,157, $107,033, $82,388 and $1, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

	For the		For the
	Year Ended		Year Ended
	October 31, 2007		October 31, 2006

From operations:

Net investment loss	$(497,129)		$(195,598)
Net realized gain from investment and foreign currency related transactions	75,761,606		15,423,729
Net change in unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	1,738,656		4,587,364

Net increase in net assets resulting from operations	77,003,133		19,815,495

Distributions to shareholders:

From net investment income
Class A Shares	—		(151,536)
Institutional Shares	—		(61,773)

Total distributions to shareholders	—		(213,309)

From share transactions:

Net proceeds from sales of shares	63,567,328		137,494,493
Reinvestment of dividends and distributions	—		208,662
Cost of shares repurchased	(132,574,723	) (a)	(40,239,173	) (b)

Net increase (decrease) in net assets resulting from share transactions	(69,007,395)		97,463,982

TOTAL INCREASE	7,995,738		117,066,168

Net assets:

Beginning of year	188,019,423		70,953,255

End of year	$196,015,161		$188,019,423

Accumulated undistributed (distribution in excess of) net investment income	$21,695		$(6,550)

(a)	Net of $1,159 redemption fees remitted.
(b)	Net of $10,142 redemption fees remitted.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
October 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund.”) The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Fund are sold with a front-end sales charge of up to 5.50%. Class B shares of the Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Fund are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund receives such sales charges of which a certain portion may be retained. All share classes of the Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.
     On June 25, 2007, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees on November 9, 2006, all of the assets, subject to liabilities, of the AXA Enterprise International Growth Fund (the “Predecessor Fund”) were transferred to the Strategic International Equity Fund in exchange for shares of beneficial interest of the Fund’s Class A, Class B, Class C and Institutional shares of equal value as of the close of business on June 22, 2007. Holders of Class A, Class B and Class C shares of the Predecessor Fund received Class A, Class B, and Class C shares of the Fund and holders of Class Y shares of the Predecessor Fund received Institutional shares of the Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 22, 2007. On the date of the exchange, the Fund created Service Class shares. Refer to the Other Matters footnote for details of the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but not limited to, corporate actions or events, market disruptions, or governmental actions. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
October 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Redemption Fees — Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a “pro-rata” basis. The Fund uses a first-in first out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.
G. Segregation Transactions — The Fund may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreements — Prior to the reorganization, AXA Equitable Life Insurance Company (“AXA Equitable”) served as the Investment adviser to the Predecessor Fund. The Predecessor Fund was charged an investment advisory fees by AXA Equitable for furnishing advisory and administrative services. The advisory fee was equal to the following annual percentage of average daily net assets for the Predecessor Fund:

	Contractual Management Rate

	First	Next	Next	Next
	$1 billion	$1 billion	$3 billion	$5 billion	Thereafter

AXA Enterprise International Growth	0.830%	0.805%	0.780%	0.755%	0.730%

     Pursuant to a Mutual Funds Service Agreement, AXA Equitable provided the Predecessor Fund with certain fund accounting and compliance services. For these services, the Predecessor Fund paid AXA Equitable a fee at an annual rate of 0.055% of total average daily net assets.
     Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provided the AXA Enterprise Funds Trust (The “Predecessor Trust”) with certain administrative services, including monitoring of fund compliance and fund accounting services.
     Subsequent to the reorganization, Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)
the Fund. Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the period June 25, 2007 through October 31, 2007, GSAMI received a Management fee at the following rates:

	Contractual Management Rate

	First	Over	Over
Fund	$1 billion	$1 billion	$2 billion	Effective Rate

Strategic International Equity	0.85%	0.77%	0.73%	0.85%

B. Distribution Agreement and Service Plans — Prior to the reorganization, Enterprise Fund Distributors, Inc., (the “Predecessor Distributor”) an indirect wholly-owned subsidiary of Enterprise Capital Management (“ECM”), served as the principal underwriter for shares of the Predecessor Trust. The Predecessor Trust had adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Distributor’s Agreement and Plan of Distribution (the “AXA Plan”). The AXA Plan provided that the Predecessor Fund paid an annual distribution fee, accrued daily and payable monthly, of 0.45% of its average daily net assets for Class A Shares and 1.00% for Class B Shares and Class C Shares. Class Y Shares were not included in the AXA Plan and the Predecessor Fund paid no distribution fees with respect to those Shares.
     The Predecessor Distributor used its distribution fee from the Predecessor Trust to pay expenses on behalf of the Predecessor Fund related to the distribution and servicing of its Shares. These expenses included a distribution fee to securities dealers that entered into a sales agreement with the Predecessor Distributor.
     The Predecessor Distributor received sales charges on the Predecessor Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class B and Class C Shares. The Predecessor Distributor advised the Predecessor Fund that for the period ended June 22, 2007 (prior to reorganization), the proceeds retained from sales and redemptions were as follows:

	Front End
	Sales Load	Contingent Deferred Sales Charge

Fund	Class A	Class A	Class B	Class C

AXA Enterprise International Growth	$1,000	$8,200	$65,050	$59,300

     Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Predecessor Fund Shares were retained by the Predecessor Trust’s Distributors and do not represent expenses or income of the Predecessor Fund.
     Subsequent to the reorganization, the Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.25% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period June 25, 2007

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
through October 31, 2007, Goldman Sachs advised the Fund that it retained approximately $16,300 of sales loads from Class A Shares and no contingent deferred sales charges for Class B and C Shares.
C. Transfer Agency Agreement — Prior to the reorganization, Boston Financial Data Services (“BFDS”) served as the transfer agent for the Predecessor Fund. BFDS provided shareholder services for the Predecessor Fund. Transfer agent fees were based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees were paid by the Fund to administrators of omnibus accounts, and were included in transfer agent fees on the Statements of Operations.
     Subsequent to the reorganization, Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Redemption Fees — Prior to the reorganization, the Predecessor Trust charged a 2% redemption fee on Predecessor Fund exchanges or redemptions done within one month of a purchase or exchange. For the period November 1, 2006 through June 22, 2007, redemption fees charged and collected by the Predecessor Fund were as follows:

Fund	Class A	Class B	Class C

AXA Enterprise International Growth	$3,100	$500	$470

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)
F. Other Agreements — Prior to the reorganization and pursuant to a contract, AXA Equitable had agreed to make payments or waive its fees to limit the expenses of the Predecessor Fund through February 28, 2008. Effective the date of the reorganization these expense limitations were terminated and the Predecessor Fund assumed lower expense limitations voluntarily agreed to by GSAMI. AXA Equitable may have been reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers were reimbursed within three years of the payment or waiver being made and the combination of the Predecessor Fund’s expense ratio and such reimbursement did not exceed the Predecessor Fund’s expense ratio cap. If the actual expense ratio was less than the expense cap and AXA Equitable had recouped any eligible previous payments and waivers made, the Predecessor Fund would be charged such lower expenses. The expenses for the Predecessor Fund were limited to the following, based on annual average daily net assets:

Fund	Class A	Class B	Class C	Class Y

AXA Enterprise International Growth	1.85%	2.40%	2.40%	1.40%

During the period ended June 22, 2007, AXA Equitable received a total of $52,000 in reimbursement from the Predecessor Fund.
     Additionally, the Trustees of the Predecessor Trust had approved the payment of certain expenses using brokerage service arrangements. These payments are reflected on the Statement of Operations as “fees paid indirectly”. For the period November 1, 2006 through June 22, 2007, these expense reductions were approximately $35,000.
     Subsequent to the reorganization, GSAMI has voluntarily agreed to limit certain “Other expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.16% of average daily net assets. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
October 31, 2007
3. AGREEMENTS (continued)
     For the period June 25, 2007 through October 31, 2007, GSAMI has voluntarily agreed to reimburse certain other expenses. These expense reductions were approximately $261,000.
     As of October 31, 2007, the amounts owed to affiliates of the Fund were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Strategic International Equity	$138	$77	$27	$17	$259

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2007 were $259,147,617 and $317,780,132, respectively.
5. SECURITIES LENDING
Prior to the reorganization, the Predecessor Fund’s Trustees had approved the lending of portfolio securities through its then custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, the Predecessor Fund attempted to increase net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that occurred and any interest earned or dividends declared during the term of the loan was for the account of the Predecessor Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may have occured should the borrower of the securities have failed financially. Risks could also arise to the extent that the value of the securities loaned increased above the value of the collateral received. Any such loan of Predecessor Fund securities were continuously secured by collateral in cash or high grade and liquid debt securities at least equal at all times to the market value of the security loaned. The securities loaned were marked to market on a daily basis to ensure the collateral was sufficient. JPMorgan indemnified the Predecessor Fund from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invested the cash collateral on behalf of the Predecessor Fund and retained a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as securities lending income.
     Subsequent to the reorganization, pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

5. SECURITIES LENDING (continued)
Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the period June 25, 2007 through October 31, 2007, are reported parenthetically under Investment Income on the Statement of Operations.
     The table below details securities lending activity as of, and for the period June 25, 2007 through October 31, 2007:

	Earnings of BGA	Earnings Received
	Relating to	by the Funds from	Amount Payable to
	Securities Loaned	Lending to Goldman Sachs	Goldman Sachs Upon
	for the period	for the period	Return of
	June 25, 2007 through	June 25, 2007 through	Securities Loaned
Fund	October 31, 2007	October 31, 2007	as of October 31, 2007

Strategic International Equity	$611	$1,138	$1,091,250

6. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2006 and October 31, 2007 were as follows:

	2006	2007

Distributions paid from:
Ordinary income	$213,309	$—
Net long-term capital gains	—	—

Total taxable distributions	$213,309	$—

     As of October 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$9,434,611
Net long-term capital gains	58,750,528

Total undistributed earnings	$68,185,139

Capital loss carryforward[1]
Expiring 2008	(369,294)
Unrealized gains — net	12,430,357

Total accumulated earnings — net	$80,246,202

1	Expiration occurs on October 31 of the year indicated. The fund utilized $7,064,554 of its capital losses in current fiscal year. Utilization of these losses may be limited under the Code.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
October 31, 2007
6. TAX INFORMATION (continued)
At October 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$186,083,768

Gross unrealized gain	15,530,601
Gross unrealized loss	(3,100,352)

Net unrealized security gain	$12,430,249

Total unrealized gain on other investments	108

Net unrealized gain	$12,430,357

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $525,374 from accumulated net realized gain on investments to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund. These reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions and reclass of net operating losses.
7. OTHER MATTERS
Fund’s Concentration — As of October 31, 2007, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 100% of the outstanding Service Shares of the Fund.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

7. OTHER MATTERS (continued)
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization the (“Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise International Growth Fund by the Strategic International Equity Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.
     Pursuant to Agreement, the assets and liabilities of the AXA Enterprise International Growth Fund’s Class A, Class B, Class C and Class Y Shares were transferred into Strategic International Equity Fund’s Class A, Class B, Class C and Institutional Shares, respectively, in a tax free exchange as follows:

			Predecessor Fund’s
	Exchanged Shares of	Value of	Shares Outstanding as
The Fund/Predecessor Fund	the Fund Issued	Exchanged Shares	of June 22, 2007

Strategic International Equity Class A/AXA Enterprise International Growth Class A	3,965,972	$100,224,762	3,965,972

Strategic International Equity Class B/AXA Enterprise International Growth Class B	1,448,086	34,539,379	1,448,086

Strategic International Equity Class C/AXA Enterprise International Growth Class C	1,668,122	39,929,474	1,668,122

Strategic International Equity Institutional/AXA Enterprise International Growth Class Y	1,588,975	41,278,413	1,588,975

     The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

The Fund’s
	The Fund’s	Predecessor Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Predecessor Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
The Fund/Predecessor Fund	reorganization	reorganization	reorganization	Appreciation

Strategic International Equity/AXA Enterprise International Growth	$—	$215,972,028	$215,972,028	$65,226,779

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidelines allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate the impact of FIN 48, if any, in its April 30, 2008 semiannual report. GSAMI does not expect FIN 48 to have a material effect on the Fund’s financial statements. However, an analysis is on-going, and the assessment regarding FIN 48 may be subject to review and adjustment.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
October 31, 2007
7. OTHER MATTERS (continued)
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAMI does not believe the adoption of FAS 157 will impact the amounts reported in the Fund’s financial statements; however, additional disclosures will be required.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

	For the Year Ended		For the Year Ended
	October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,507,744	$32,785,699	3,472,682	$63,755,499
Reinvestment of dividends and distributions	—	—	8,939	147,118
Shares repurchased	(2,504,927)	(56,173,166)	(1,178,449)	(21,043,237)

	(997,183)	(23,387,467)	2,303,172	42,859,380

Class B Shares
Shares sold	320,905	6,235,224	787,496	13,476,496
Shares repurchased	(667,228)	(13,906,703)	(565,497)	(9,628,989)

	(346,323)	(7,671,479)	221,999	3,847,507

Class C Shares
Shares sold	466,332	9,218,623	1,689,549	29,678,402
Shares repurchased	(1,244,630)	(26,845,515)	(279,892)	(4,753,384)

	(778,298)	(17,626,892)	1,409,657	24,925,018

Institutional Shares
Shares sold	683,000	15,317,756	1,651,508	30,584,096
Reinvestment of dividends and distributions	—	—	3,676	61,544
Shares repurchased	(1,497,587)	(35,649,339)	(261,845)	(4,813,563)

	(814,587)	(20,331,583)	1,393,339	25,832,077

Service Shares(a)
Shares sold	392	10,026	—	—

NET INCREASE (DECREASE)	(2,935,999)	$(69,007,395)	5,328,167	$97,463,982

(a)	Commenced operations on June 25, 2007.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net	Net realized		Total from	from net
	beginning	investment	and unrealized		investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)		operations	income

FOR THE YEAR ENDED OCTOBER 31,

2007 - A	$18.93	$(0.02)	$8.99		$8.97	$—
2007 - B	17.88	(0.15)	8.45		8.30	—
2007 - C	17.99	(0.15)	8.51		8.36	—
2007 - Institutional	19.34	0.06	9.24		9.30	—
2007 - Service (Commenced June 25, 2007.)	25.59	0.03	2.96		2.99	—

2006 - A	15.24	(0.01)	3.77		3.76	(0.07)
2006 - B	14.40	(0.10)	3.58		3.48	—
2006 - C	14.50	(0.10)	3.59		3.49	—
2006 - Institutional	15.56	0.09	3.83		3.92	(0.14)

2005 - A	12.86	0.04	2.36		2.40	(0.02)
2005 - B	12.23	(0.04)	2.23		2.19	(0.02)
2005 - C	12.31	(0.04)	2.25		2.21	(0.02)
2005 - Institutional	13.08	0.10	2.40		2.50	(0.02)
FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	13.39	0.01	(0.54)		(0.53)	—
2004 - B	12.78	(0.05)	(0.50)		(0.55)	—
2004 - C	12.88	(0.05)	(0.52)		(0.57)	—
2004 - Institutional	13.56	0.06	(0.54)		(0.48)	—
FOR THE YEARS ENDED DECEMBER 31,

2003 - A	10.30	0.01	3.08	(d)	3.09	—
2003 - B	9.89	(0.05)	2.94	(d)	2.89	—
2003 - C	9.97	(0.05)	2.96	(d)	2.91	—
2003 - Institutional	10.39	0.06	3.11	(d)	3.17	—

2002 - A	12.82	0.04	(2.56	)(e)	(2.52)	—
2002 - B	12.40	(0.02)	(2.49)		(2.51)	—
2002 - C	12.50	(0.02)	(2.51	)(e)	(2.53)	—
2002 - Institutional	12.90	0.09	(2.60	)(e)	(2.51)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Goldman Sachs Strategic International Equity Fund first began operations as the AXA Enterprise International Growth Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	Includes redemption fees of $0.04, $0.07, $0.07 and $0.07 for class A, B, C and Institutional Shares, respectively.
(e)	Includes redemption fees of $0.02, $0.01, and $0.01 for class A, C and Institutional Shares, respectively.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

									Ratios assuming no
									expense reductions
				Ratio of
				net expenses	Ratio of		Ratio of				Ratio of
		Net assets,	Ratio of	(not	net investment		net income		Ratio of		net investment
Net asset		end of	net expenses	including	income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total	period	to average	fees paid	to average		fees paid		to average		to average		turnover
of period	return(b)	(in 000s)	net assets	indirectly)	net assets		indirectly)		net assets		net assets		rate

$27.90	49.69%	$101,641	1.69%	1.71%	(0.09)%		(0.11)		1.85%		(0.25)%		135%
26.18	48.67	31,881	2.31	2.33	(0.69)		(0.71)		2.48		(0.86)		135
26.35	48.70	34,984	2.31	2.34	(0.72)		(0.74)		2.46		(0.87)		135
28.64	50.34	27,498	1.29	1.31	0.27		(0.25)		1.41		0.15		135
28.58	11.68	11	1.53(c)	1.53(c)	0.30	(c)	(0.30	)(c)	1.92	(c)	(0.09	)(c)	135

18.93	24.79	87,839	1.75	1.85	(0.04)		(0.15)		1.85		(0.15)		74
17.88	24.17	27,959	2.30	2.40	(0.56)		(0.70)		2.40		(0.72)		74
17.99	24.07	37,889	2.30	2.40	(0.58)		(0.68)		2.40		(0.68)		74
19.34	25.35	34,332	1.30	1.40	0.48		0.39		1.40		0.39		74

15.24	18.59	35,599	1.74	1.85	0.25		0.14		2.19		(0.20)		136
14.40	17.91	19,327	2.29	2.40	(0.30)		(0.41)		2.74		(0.75)		136
14.50	17.96	10,091	2.29	2.40	(0.30)		(0.41)		2.74		(0.75)		136
15.56	19.12	5,937	1.29	1.40	0.70		0.59		1.74		0.25		136

12.86	(3.96)	32,757	1.85(c)	1.85 (c)	0.05	(c)	0.05	(c)	1.88	(c)	0.02	(c)	115
12.23	(4.30)	18,181	2.40(c)	2.40 (c)	(0.45	)(c)	(0.45	)(c)	2.43	(c)	(0.48	)(c)	115
12.31	(4.43)	8,796	2.40(c)	2.40 (c)	(0.45	)(c)	(0.45	)(c)	2.43	(c)	(0.48	)(c)	115
13.08	(3.54)	15,199	1.40(c)	1.40 (c)	0.55	(c)	0.55	(c)	1.43	(c)	0.52	(c)	115

13.39	30.00	30,444	1.85	1.85	0.06		0.06		1.95		(0.04)		56
12.78	29.22	21,726	2.40	2.40	(0.49)		(0.49)		2.50		(0.59)		56
12.88	29.19	8,718	2.40	2.40	(0.51)		(0.51)		2.50		(0.61)		56
13.56	30.51	15,097	1.40	1.40	0.50		0.50		1.50		0.40		56

10.30	(19.66)	23,226	1.85	1.85	0.35		0.35		2.10		0.10		182
9.89	(20.24)	16,905	2.40	2.40	(0.21)		(0.21)		2.65		(0.46)		182
9.97	(20.24)	6,375	2.40	2.40	(0.19)		(0.19)		2.65		(0.44)		182
10.39	(19.46)	10,616	1.40	1.40	0.80		0.80		1.65		0.55		182

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs International Equity Funds
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund, (formerly, AXA Enterprise International Growth Fund of AXA Enterprise Funds Trust), a portfolio of the Goldman Sachs Trust, at October 31, 2007, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Strategic International Equity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 28, 2007

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
 Fund Expenses (Unaudited) — Period Ended October 31, 2007

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 (June 20, 2007 for Service shares) through October 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic International Equity Fund

	Beginning	Ending		Expenses Paid for the
	Account Value	Account Value		6 months ended
Share Class	5/1/07	10/31/07		10/31/07*

Class A
Actual	$1,000	$1,117.30		$9.02
Hypothetical 5% return	1,000	1,016.69	+	8.59

Class B
Actual	1,000	1,114.00		12.31
Hypothetical 5% return	1,000	1,013.56	+	11.72

Class C
Actual	1,000	1,114.20		12.36
Hypothetical 5% return	1,000	1,013.51	+	11.77

Institutional
Actual	1,000	1,119.20		6.89
Hypothetical 5% return	1,000	1,018.70	+	6.56

Service(!)
Actual	1,000	1,116.80		8.16
Hypothetical 5% return	1,000	1,017.49	+	7.78

*	Expenses for each share class are calculated using the Fund’s net annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2007. Expenses are calculated by multiplying the net annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were 1.70%, 2.31%, 2.32%, 1.29% and 1.53% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

(a)	Commenced operations on June 25, 2007.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

!	June 20, 2007 for Service shares.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
Background
     The Strategic International Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on June 25, 2007.
     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on November 9, 2006 (the “November Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at a meeting held on June 13, 2007 (the “Annual Contract Meeting”) for an annual period ending June 30, 2008. (The November Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the November Meeting the Trustees reviewed the Management Agreement as it applies to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
Nature, Extent and Quality of the Services Provided Under the Management Agreement and Investment Performance
     In connection with their approval of the Management Agreement for the Fund at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These included services as the Fund’s transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of the Fund’s portfolio transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser did have past experience in managing other international equity portfolios for the Trust, and that many of the portfolio personnel who would be providing services to the Fund were currently providing services to certain of the Trust’s other portfolios. The Trustees believed that the investment returns of these other portfolios managed by the Investment Adviser generally had been within a competitive range.
Costs of Services Provided, Comparative Information and Profitability
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, information on the fees payable by the Fund and the Fund’s projected total operating expense ratios were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Fund’s management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Fund. In addition, the Trustees considered the Investment Adviser’s potential profitability with respect to the Fund.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
Economies of Scale
     In connection with the approval of the Management Agreement at the November Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Strategic International
Equity Fund

First $1 billion	0.85%
Next $1 billion	0.77
Over $2 billion	0.73
     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected asset levels, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
Other Benefits to the Investment Adviser and Its Affiliates
     At the Meetings, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by affiliates for transfer agency, distribution and brokerage transactions, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the November Meeting, and again at the Annual Contract Meeting, that the management fee payable by the Fund was reasonable in light of the services to be provided by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007- Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	98	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2007, the Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios ( of which 11 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	Trustee & President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
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Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $779.5 billion in assets under management as of September 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-3026.MF	STRIEAR / 14.3K / 12-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2007 and October 31, 2006 were approximately 0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 9, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 9, 2008